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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)    January 1, 1996
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                        GREENE COUNTY BANCSHARES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                  Tennessee
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                (State or Other Jurisdiction of Incorporation

                0-14289                                  62-1222567
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      (Commission File Number)             (I.R.S. Employer Identification No.)

Main and Depot Streets, Greeneville, Tennessee                37743
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 423/639-5111
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    (a) On January 1, 1996, Greene County Bancshares, Inc. ("Company") acquired 100% of the outstanding shares of common stock of Premier Bancshares, Inc. ("PBI"), the one bank holding company for Premier Bank of East Tennessee, Niota, Tennessee. The Company acquired PBI pursuant to the terms of a Stock Purchase Agreement with William C. Adams, Sr., Ann S. Adams and William C. Adams, Jr. (collectively the "Sellers"), the sole shareholders of PBI. The Company acquired 100% of the outstanding shares of PBI from the Sellers for a purchase price of $3,140,000, with payment by $708,582 paid in cash at closing, and through the issuance of the Company's promissory notes to the Sellers in the aggregate principal amounts of $2,431,418.

         The purchase price was a result of arms-length negotiations between the Company and the Sellers, with the final purchase price being approved by the Board of Directors of the Company based on its knowledge of the financial institutions industry and comparable prices being paid for financial institutions similar to PBI. The source of funds for payment of the cash portion of the purchase price was cash on hand of the Company and the promissory notes will likewise be paid with cash on hand of the Company.

         PBI is a Tennessee corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended. PBI owns 100% of the stock of Premier Bank of East Tennessee. PBI and Premier Bank of East Tennessee conduct their business from a main office in Niota, Tennessee. Premier Bank of East Tennessee also has a full service branch in Athens, Tennessee.

         The Company has accounted for the acquisition of PBI as a purchase under generally accepted accounting principles.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c) The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

         Exhibit A -- Stock Purchase Agreement by and between Greene County
                      Bancshares, Inc. and William C. Adams, Sr.; Ann S. Adams; and William C. Adams, Jr., dated September 11, 1995.*

         * Previously filed with Form 8-K dated September 11, 1995.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENE COUNTY BANCSHARES, INC.


Date:  January 11, 1996                By:          /s/ Stan Puckett
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                                                        Stan Puckett
                                                          President